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                                                                    Exhibit 10.5

                          1998 STOCKHOLDERS' AGREEMENT

         AGREEMENT, dated as of October 29, 1998 (this "Agreement"), by and among Simmons Holdings, Inc., a Delaware corporation ("Holdings"), Simmons Holdings, LLC, a Delaware limited liability company ("Simmons LLC") and the parties listed on Exhibit A hereto (each, a "Management Stockholder," and collectively, the "Management Stockholders"). This Agreement shall automatically become effective on the date (the "Effective Date") of, and simultaneously with, the closing of the transactions under the Merger Agreement and the Exchange Agreement (as such terms are hereinafter defined).

         WHEREAS, the Company, Holdings and REM Acquisition, Inc., a Delaware corporation ("MergerCo") have entered into an Agreement and Plan of Merger, dated as of July 16, 1998, as amended from time to time (the "Merger Agreement"), pursuant to which, among other things, subject to the terms and conditions thereof, MergerCo has agreed to merge with and into Holdings in a transaction intended to be accounted for as a recapitalization with Holdings as the surviving corporation (the "Merger").

         WHEREAS, in connection with the Merger, MergerCo, Holdings, Simmons Company, a Delaware corporation (the "Company") and the State Street Bank & Trust Company, solely as trustee of the Simmons Company Employee Stock Ownership Trust (the "Trust"), established pursuant to the Agreement of Trust for the Simmons Company Employee Stock Ownership Plan, dated as of January 17, 1989, as amended, adopted as part of the Simmons Company Employee Stock Ownership Plan (the "Plan"), or any successor trustee thereunder (the "Trustee") have entered into an ESOP Stock Sale and Exchange Agreement, dated as of July 22, 1998, as amended on September 25, 1998 (the "Exchange Agreement"), pursuant to which MergerCo has agreed to purchase certain shares of Series A Preferred Stock of the Company owned by the Trust that constitute Allocated Shares (as defined in the Exchange Agreement) and the Trustee has agreed to exchange certain shares of Series A Preferred Stock of the Company owned by the Trust that constitute Unallocated Shares (as defined in the Exchange Agreement) for shares of Class C Stock of Holdings which shall be converted into shares of Common Stock of Holdings.

         WHEREAS, Holdings, the Company, Simmons LLC, the Trustee and the parties listed on Schedule A thereto have entered into that certain Stockholders Agreement of even date herewith (the "ESOP/Investcorp Stockholders' Agreement").

         WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of certain shares of capital stock of Holdings.

         Accordingly, in consideration of the premises and of the terms and conditions herein contained, the parties hereto mutually agree as follows:


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                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings ascribed to them below:

         "Affiliate" of any Person shall mean any other Person directly or indirectly controlled by, controlling or under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the power to directly or indirectly direct the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" shall have the meaning ascribed thereto in the Preamble hereof.

         "Approved Retirement" shall mean the retirement of a Management Stockholder on or after his or her sixty-fifth (65th) birthday or, if earlier, either for Good Reason or if approved by the Board of Directors of Holdings.

         "Approved Sale" shall mean a transaction or a series of related transactions which results in a bona fide, unaffiliated change of beneficial ownership of the Company or its business of greater than 50% (disregarding for this purpose any disparate voting rights attributable to the outstanding stock of Holdings), whether pursuant to the sale of the stock of Holdings or the Company, the sale of the assets of the Company, or a merger or consolidation involving Holdings or the Company; PROVIDED, HOWEVER, that for purposes of this Agreement, an Approved Sale shall not mean the Merger.

         "Business Day" means any day other than a Saturday, Sunday, federal holiday or other day on which commercial banks in New York City are authorized or required to close under the laws of the State of New York.

         "Certificate of Incorporation" means the Certificate of Incorporation of Holdings.

         "Common Stock" shall mean the shares of common stock, par value $.0l per share, of Holdings and the shares of Class B common stock, par value $.01 per share, of Holdings, owned by Persons as a result of the Merger or hereinafter acquired.

         "Company" shall mean Simmons Company, a Delaware corporation.

         "Covered Sale" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

         "Disability" shall mean a Management Stockholder becomes physically or mentally incapacitated or disabled so that he or she is unable to perform for the Company or a Subsidiary substantially the same services as he or she performed prior to incurring such

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incapacity or disability or to devote his or her full working time or use his or her best efforts to advance the business and welfare of the Company or a Subsidiary for an aggregate period of six months during any 12-month period.


         "Drag-Along Right" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

         "Duly Endorsed" shall mean that a stock certificate is duly endorsed in blank by the Person or Persons in whose name such certificate is registered or that such certificate is accompanied by a duly executed stock or security assignment, separate from the certificate itself, with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

         "Effective Date" shall have the meaning ascribed thereto in the Preamble hereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ESOP/Investcorp Stockholders' Agreement" shall have the meaning ascribed thereto in the Preamble hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

         "Exchange Agreement" shall have the meaning ascribed thereto in the Preamble hereof.

         "Fair Market Value" shall mean the value determined in good faith by Holdings' Board of Directors. If the Board determination is challenged by a Management Stockholder, a mutually acceptable investment banker or appraiser shall establish the Fair Market Value. If the Management Stockholder and Holdings cannot agree upon an investment banker or appraiser each shall choose an investment banker or appraiser and the two investment bankers or appraisers shall choose a third investment banker or appraiser who alone shall establish the Fair Market Value. The Fair Market Value shall be based on an assumed sale of 100% of the outstanding capital stock of Holdings (without reduction for minority discount or lack of liquidity of the Common Stock) and shall be determined using customary criteria generally employed within the investment banking community at the time such determination is made for valuing an entity similar to Holdings. The investment banker's or appraiser's determination shall be conclusive and binding on the Principal Stockholder, Holdings and the Management Stockholder. Holdings shall bear all costs incurred in connection with the services of such investment banker or appraiser unless the Fair Market Value established by the investment banker or appraiser is (i) less than or equal to 110% of the Board of Directors' determination, in which case the Management Stockholder shall promptly pay or reimburse Holdings for such costs or (ii) greater than 110% but less than 125% of the Board of Directors' determination, in

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which case the Management Stockholder shall promptly pay or reimburse Holdings for 50% of such costs.

         "Fair Value Price" shall mean, with respect to each share of Common Stock, an amount equal to the fair market value (valued on a going concern basis) of a share of such stock, as determined in good faith by the Board of Directors of Holdings, without applying any discounts for minority interests, marketability or for legal or contractual restrictions on transferability.

         "Good Reason" shall mean (i) the assignment to a Management Stockholder of any duties inconsistent with such Management Stockholder's position (including status, offices, titles and reporting requirements), (ii) a demotion in the job title of a Management Stockholder, (iii) a reduction in the compensation paid to a Management Stockholder, unless such reduction is comparable to an across-the-board reduction applicable to all senior management employees of the Company due to adverse business circumstances, (iv) a request of a Management Stockholder to relocate his office to a distance of greater than seventy-five (75) miles from the present site of his office, or (v) any other action by the Company which results in a material diminution in the position, authority, duties or responsibilities of a Management Stockholder.

         "Holdings" shall have the meaning ascribed thereto in the Preamble hereof.

         "Holdings Note" shall have the meaning ascribed thereto in Section 4.2(a).

         "Initial Public Offering" shall mean the effectiveness of a registration statement under the Securities Act covering any of the capital stock of Holdings or the Company (other than preferred stock that is not convertible into common stock) and the completion of a sale of such stock thereunder, if as a result of such sale (i) Holdings or the Company becomes a reporting company under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and (ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the Nasdaq Stock Market or is traded or quoted on any other national stock exchange or securities system.

         "Lock-Up Period" shall mean in the case of an Initial Public Offering, the 180-day period commencing on the effective date of the registration statement covering capital stock of Holdings or the Company sold in such Initial Public Offering, and, in the case of any subsequent registered offering, the 90-day period commencing on the effective date of the registration statement relating to such offering, or, in either case, such lesser period as may be agreed upon with the underwriters of such offering.

         "Management Representative" shall have the meaning ascribed thereto in
Section 5.4.

         "Management Stockholder" or "Management Stockholders" shall have the meanings ascribed thereto in the Preamble.

         "Merger Agreement" shall have the meaning ascribed thereto in the Preamble.

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         "Permitted Transferee" shall have the meaning ascribed thereto in
Section 3.1.

         "Person" shall mean an individual, partnership, joint venture, corporation, trust, unincorporated organization, government, or any department or agency thereof, or any other similar entity.

         "Plan" shall have the meaning ascribed thereto in the Preamble hereof.

         "Principal Stockholder" shall mean Simmons Holdings, LLC, a Delaware limited liability company controlled by affiliates of Fenway Partners, Inc., which now or hereafter holds shares of Holdings.

         "Principal Stockholder Consideration" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

         "Principal Stockholder Shares" shall mean the shares of Common Stock beneficially owned by the Principal Stockholder or any of its Affiliates or any of its transferees.

         "Prior Stockholder Agreements" shall have the meaning ascribed thereto in Section 5.1.

         "Put Date" shall have the meaning ascribed thereto in Section 4.2(a).

         "Repurchase Disability" shall have the meaning ascribed thereto in
Section 4.2(a).

         "Repurchase Period"shall have the meaning ascribed thereto in Section 4.1(a).

         "Repurchase Price" shall have the meaning ascribed thereto in Section 4.1(a).

         "Second Repurchase Period" shall have the meaning ascribed thereto in
Section 4.1(a).

         "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Securities and Exchange Act of 1934, as amended.

         "Section 2.1 Event" shall have the meaning ascribed thereto by Section 2.1(a) hereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

         "Simmons LLC" shall have the meaning ascribed thereto in the Preamble hereof.

         "Stock Option Agreement" shall have the meaning ascribed thereto in
Section 4.1(a).


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         "Subsidiary" shall mean any joint venture, corporation, partnership or other entity as to which Holdings or the Company, whether directly or indirectly, has more than 50% of the (i) voting rights or (ii) rights to capital or profits.

         "Tag-Along Right" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

         "Termination Date" shall mean the date on which a Management Stockholder ceases to be employed by the Company or any Affiliate of the Company for any reason; PROVIDED, HOWEVER, that the Management Stockholder shall not be considered to have ceased to be employed by the Company or any Affiliate of the Company if he or she continues to be employed by the Company or any Subsidiary.

         "Third Party" shall mean a Person not Affiliated with Holdings.

         "Trust" shall have the meaning ascribed thereto in the Preamble hereof.

         "Trustee" shall have the meaning ascribed thereto in the Preamble hereof.



                                   ARTICLE II

                         TAG-ALONG AND DRAG-ALONG RIGHTS

         Section 2.1       SALE OF COMMON STOCK TO A THIRD PARTY.

         (a) If at any time, or from time to time, the Principal Stockholder proposes to sell for its own account (other than in a sale pursuant to a registration statement under the Securities Act) shares of Common Stock (a "Section 2.1 Event") to a Third Party that is not an Affiliate of the Principal Stockholder and, following such sale, the Principal Stockholder ceases to own, in the aggregate, at least seventy-five percent (75%) of the shares of Common Stock acquired by the Principal Stockholder on the Effective Date (each such sale, a "Covered Sale"), each of the Management Stockholders shall have the right to participate with respect to the shares of Common Stock that each holds, respectively (a "Tag-Along Right"), and the Principal Stockholder or such Third Party shall have the right to require the Management Stockholders to participate with respect to such shares (a "Drag-Along Right"), in each such sale on a pro rata basis (based on (i) the aggregate number of shares of Common Stock to be sold by the Principal Stockholder in such Covered Sale and any related transactions (but not in any other sales) compared to (ii) the aggregate number of Principal Stockholder Shares then owned by the Principal Stockholder, as appropriately adjusted for any stock dividends, stock splits, reverse stock splits, combinations, recapitalizations and similar events occurring after the Effective Date) for the same consideration per share, and otherwise on the same terms (the "Principal Stockholder Consideration"), as the Principal Stockholder sells its shares of Common Stock; PROVIDED, HOWEVER, that the Principal Stockholder or Third Party shall only be entitled to exercise its Drag-Along Right hereunder pursuant to a Covered Sale by the Principal Stockholder or its

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Affiliates of at least 80% of the shares of Common Stock acquired by the
Principal Stockholder on the Effective Date.

         (b) Prior to or within two calendar days following the occurrence of a
Section 2.1 Event, the Principal Stockholder, in its sole discretion, may notify the Management Stockholders in writing of its intention to consummate or of the occurrence of such Section 2.1 Event (which notice shall set forth the terms upon which such Section 2.1 Event is intended to be or shall have been consummated) in the manner and upon the terms and conditions provided in this
Section 2.1(b). If the Principal Stockholder, in its sole discretion, shall have given prior written notice to the Management Stockholders of its intention to engage in a Section 2.1 Event, then the Management Stockholders shall have 15 calendar days from the receipt of such notice within which to exercise their Tag-Along Rights pursuant to this Section 2.1, and the failure of each of the Management Stockholders to notify the Principal Stockholder of its intention to exercise its Tag-Along Right within such 15 calendar days shall operate as a waiver of such Tag-Along Right; PROVIDED, HOWEVER, that the Principal Stockholder having delivered written notice of its intention to engage in a
Section 2.1 Event shall not be construed as providing any assurance that a
Section 2. 1 Event shall be consummated, and the delivery of such notice shall not give rise to any rights on the part of the Management Stockholders, other than those expressly set forth in this Agreement. If the Principal Stockholder, in its sole discretion, shall not have given prior written notice of its intention to engage in a Section 2. 1 Event, then the Principal Stockholder shall notify the Management Stockholders in writing of the occurrence of a
Section 2.1 Event not later than two calendar days following the consummation of such Section 2.1 Event, and the Management Stockholders shall have 15 calendar days from the receipt of such notice within which to exercise their Tag-Along Rights pursuant to this Section 2.1. The failure of each of the Management Stockholders to notify the Principal Stockholder of its intention to exercise its Tag-Along Right within such 15 calendar days shall operate as a waiver of such Tag-Along Right. The delivery of any notice regarding a Section 2.1 Event pursuant to the provisions of this Section 2.1 shall not operate as a waiver of the Principal Stockholder's or a Third Party's Drag-Along Rights in respect of the Section 2.1 Event specified in such notice. In the case of a Third Party's exercise of its Drag-Along Rights pursuant to the provisions of this Section 2.1, the Third Party shall deliver written notice to the Management Stockholders, not later than two calendar days following the occurrence of a
Section 2.1 Event, with respect to which such Drag-Along Rights have been exercised, of its intention to exercise such Drag-Along Rights in respect of such Section 2. 1 Event. The consummation of any transaction pursuant to the Third Party's exercise of its Drag-Along Rights shall occur within 15 calendar days following the delivery of the notice specified in this Section 2.1(c).

         (c) The Principal Stockholder shall not enter into a transaction which would constitute a Section 2.1 Event unless the Third Party shall have agreed in writing, prior to the consummation of such transaction, to be bound by the Tag-Along Right provided in this Section 2.1 applicable to that transfer; PROVIDED, HOWEVER, that such agreement shall not be construed as providing any assurance that a Section 2.1 Event shall be consummated and shall not give rise to any liability on the part of Holdings to the Management Stockholders. The Principal Stockholder (and any subsequent transferee bound by the provisions of this sentence) shall not transfer any shares of Common Stock (other than in a sale pursuant to a registration statement under the

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Securities Act) in a transaction that constitutes a Covered Sale or in a transaction with an Affiliate, unless prior to such transfer, the transferee or Affiliates, as the case may be, agrees in writing, in form and substance satisfactory to the Management Stockholders and Holdings, to be bound by the provisions of this Section 2.1 as if such transferee were a "Principal Stockholder" solely for purposes of this Article II. Upon consummation of a Covered Sale by the Principal Stockholder at which Tag-Along Rights have been exercised or waived hereunder, the shares of Common Stock sold thereunder shall be deemed free and clear of any further Tag-Along Rights hereunder.

         Section 2.2 LEGEND ON CERTIFICATES. Each certificate representing shares of Common Stock from time to time issued and outstanding shall bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE 1998 STOCKHOLDERS' AGREEMENT DATED AS OF OCTOBER 29, 1998 AMONG SIMMONS HOLDINGS, INC., THE HOLDER OF THIS CERTIFICATE AND THE OTHER PARTIES THERETO, AS AMENDED AND IN EFFECT FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF SIMMONS HOLDINGS, INC. AND WILL BE MAILED TO A STOCKHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT BY SIMMONS HOLDINGS INC. OF A WRITTEN REQUEST THEREFOR FROM SUCH STOCKHOLDER).

         NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ANY APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS OR (B) IF SIMMONS HOLDINGS, INC. HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO SIMMONS HOLDINGS, INC., TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE PROVISIONS OF
         SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND SUCH STATE SECURITIES AND BLUE SKY LAWS.

         Section 2.3 REMOVAL OF LEGEND. Upon termination of this Agreement or an Initial Public Offering, Holdings shall, upon request by the Management Stockholders immediately prior to the above events, issue a new certificate representing the shares of Common Stock held by the Management Stockholders with the following legend:

         NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ANY APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS OR (B) IF SIMMONS HOLDINGS, INC. HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO SIMMONS HOLDINGS, INC., TO THE

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         EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF
         THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND SUCH STATE SECURITIES AND BLUE SKY LAWS.


                                   ARTICLE III

                                 TRANSFER RIGHTS

         Section 3.1. RESTRICTIONS ON TRANSFERS OF SHARES. Subject to Article IV hereof, prior to the earlier of (i) the termination of the Lock-Up Period following an Initial Public Offering or (ii) an Approved Sale, the shares of Common Stock shall not be transferable or transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) except that each of the Management Stockholders may transfer his or her shares of Common Stock to his or her spouse, child, estate, personal representative, heir or successor or to a trust for the benefit of such Management Stockholder or his or her spouse, child or heir (a "Permitted Transferee"). This Agreement shall be binding on and enforceable against any person who is a Permitted Transferee of the shares of Common Stock of Holdings. The stock certificates issued to evidence shares of Common Stock hereunder shall bear a legend referring to this Agreement and the restrictions contained herein.


ARTICLE IV

REPURCHASE OF SHARES

         Section 4.1. PURCHASE OF SHARES UPON TERMINATION OF MANAGEMENT STOCKHOLDER.

         (a) In the event that the Termination Date occurs for any reason prior to an Initial Public Offering or an Approved Sale, subject to Section 4.2 below, the shares of Common Stock of Holdings issued and outstanding to such Management Stockholder shall be subject to repurchase as follows:

                  i. Holdings, during the sixty (60) days following the Termination Date (the "Repurchase Period"), shall have a one-time right to purchase all, but not less than all, of the shares of Common Stock.

                  ii. If Holdings does not elect to purchase the shares of Common Stock during the Repurchase Period, then the Principal Stockholder, during the thirty (30) days following the expiration of the Repurchase Period (the "Second Repurchase Period"), shall have a one-time right to purchase all, but not less than all, of the shares of Common Stock.

                  iii. The purchase price (the "Repurchase Price") for each shares of Common Stock shall be the Fair Market Value.

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                  iv.      If Holdings or the Principal Stockholder elects to
                           purchase the shares of Common Stock, it shall notify the Management Stockholder at or before the end of the Repurchase Period or, in the case of the Principal Stockholder, the Second Repurchase Period, and the Repurchase Price shall be paid in cash at a time set by Holdings or the Principal Stockholder, as the case may be, which time shall be within thirty
                           (30) days after the end of the Repurchase Period or Second Repurchase Period, as the case may be, provided that the Management Stockholder has presented to Holdings or the Principal Stockholder a Duly Endorsed certificate.

                  v. The shares of Common Stock shall be transferred to Holdings or the Principal Stockholder, as applicable, free and clear of all liens, encumbrances, mortgages, pledges, security interests, restrictions, prior assignments and claims of any kind or nature whatsoever except those created by the Certificate of Incorporation, the stock option agreement, if any, between a Management Stockholder and Holdings dated as of October __, 1998, as amended from time to time (the "Stock Option Agreement")the ESOP/Investcorp Stockholders' Agreement or this Agreement. If Holdings or the Principal Stockholder does not purchase the shares of Common Stock, the restrictions on transfer thereof contained in Article 3 of this Agreement shall terminate and be of no further force and effect. Notwithstanding the Management Stockholder's failure to deliver the Duly Endorsed certificate, the shares of Common Stock represented thereby shall be deemed to be owned by Holdings or the Principal Stockholder, as applicable, upon (A) the payment by Holdings or the Principal Stockholder, as applicable, of the purchase price to the Management Stockholder or his or her Permitted Transferee or (B) notice to the Management Stockholder or such Permitted Transferee that Holdings or the Principal Stockholder, as applicable, is holding the purchase price in the United States for the account of the Management Stockholder or such Permitted Transferee, and upon such payment or notice
                           (x) the Management Stockholder and such Permitted Transferee will have no further rights in or to such shares of Common Stock, (y) Holdings or the Principal Stockholder, as applicable, shall be entitled to specific performance of such Management Stockholder's or such Permitted Transferee's obligation to deliver such Duly Endorsed certificates, and (z) the Management Stockholder and his or her Permitted Transferee shall be jointly and severally liable for all reasonable attorneys' fees and other costs and expenses incurred by Holdings or the Principal Stockholder, as applicable, in enforcing its right to repurchase the shares of Common Stock hereunder and shall pay to Holdings or the Principal Stockholder, as applicable, promptly upon demand, the amount of all such fees and expenses.

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                  vi.      The Management Stockholder or his or her Permitted
                           Transferee shall not be obligated to transfer any shares of Common Stock to Holdings or the Principal Stockholder, as applicable, unless, concurrently with the repurchase of such shares of Common Stock hereunder, Holdings or the Principal Stockholder, as the case may be, repurchases all of the shares of Common Stock owned of record by the Management Stockholder or his or her Permitted Transferee.

         Section 4.2.      MANAGEMENT STOCKHOLDER PUT RIGHT.

         (a) If a Management Stockholder's Termination Date occurs prior to an Initial Public Offering or an Approved Sale due to a Management Stockholder's death, Disability or Approved Retirement, or in the event of an Approved Sale (substituting 75% for 50% in such definition) in which substantially all of the proceeds of such Approved Sale are not reinvested in a similar or like business to the manufacturing of bedding products within one (1) year of such Approved Sale, the Management Stockholder or his or her representative shall have a one-time right to require Holdings to purchase all, but not less than all, of the shares of Common Stock at Fair Market Value, PROVIDED, THAT such right must be exercised within one-hundred-eighty (180) days after the Termination Date, or, in the case of an Approved Sale, the first anniversary of such Approved Sale. The Repurchase Price shall be paid on the Put Date, which date shall be the later of (i) the thirtieth (30th) day after Holdings has received notice of the Management Stockholder's election to exercise his or her put right, or (ii) the day that the Management Stockholder presents to Holdings the Duly Endorsed certificate, and shall be paid in the form of cash or, at the option of Holdings in the event the purchase is following the Management Stockholder's death, disability or Approved Retirement, a combination of an amount of cash equal to the cost of the repurchased Common Stock and the issuance of a Holdings Note ("Holdings Note") the principal amount of which is equal to the difference between the Repurchase Price for the Common Stock and the cost of the Common Stock, bearing interest at a rate equal to the rate at which interest is calculated at such time pursuant to the then-current senior credit facility of the Company or Holdings, as appropriate, provided that such rate shall in no event exceed ten percent (10%) per annum; provided further that up to fifty percent (50%) of any interest payment shall, at the option of Holdings, be payable in additional Holdings Notes of like tenor. All Holdings Notes shall mature on the earliest to occur of (x) the third anniversary of the date on which the Holdings Note is issued, (y) the sale of stock of Holdings pursuant to an Initial Public Offering, or (z) an Approved Sale. The shares of Common Stock shall be transferred to Holdings free and clear of all liens, encumbrances, mortgages, pledges, security interests, restrictions, prior assignments and claims of any kind or nature whatsoever except those created by the Certificate of Incorporation, the Stock Option Agreement or this Agreement. Notwithstanding anything to the contrary in the foregoing, Holdings' obligation to repurchase any of the shares of Common Stock shall be suspended if (i) such repurchase would render Holdings unable to meet its obligations in the ordinary course of business; (ii) Holdings is prohibited from doing so by applicable law restricting the purchase by a corporation of its own shares; or (iii) such repurchase would constitute a breach of or default or event of default under, or is otherwise prohibited by, the terms of any loan agreement or other agreement or instrument to which Holdings or any of its Subsidiaries is a party, any of such events constituting a "Repurchase Disability." In the event of a Repurchase Disability, Holdings shall repurchase the shares of Common Stock as soon as reasonably practicable after all Repurchase Disabilities cease to exist (and Holdings may also elect, but shall have no obligation, to cause its nominee to repurchase such shares while any Repurchase Disabilities continue to exist). In the event that Holdings suspends its obligation to repurchase shares of Common Stock pursuant to a Repurchase Disability, then, upon repurchase of the shares, Holdings shall pay to the Management Stockholder or his or her representative (as applicable) an additional amount equal to interest on the original repurchase price calculated at the Applicable Federal Rate (as set forth in Section 1274 of the Code or the Treasury Regulations promulgated thereunder) from the date the repurchase would have occurred but for such Repurchase Disability to (but not including) the date such repurchase actually occurs.

         (b) For so long as a Management Stockholder or his or her Permitted Transferee owns the shares of Common Stock, Holdings agrees that it shall, upon the written request of a Management Stockholder, provide such Management Stockholder with annual financial statements of Holdings promptly upon the completion of the preparation of such statements. The annual financial statements shall be accompanied by an audit report by Holdings' independent accountants.



                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1 TERMINATION OF PRIOR STOCKHOLDER AGREEMENTS. Upon the effectiveness of this Agreement, any agreement between Holdings and any Management Stockholder that governs the rights or obligations of such Management Stockholder with respect to any class of capital stock of Holdings and that was entered into prior to the Effective Date ("Prior Stockholder Agreements") shall automatically be terminated and of no further force and effect and the parties to such Prior Stockholder Agreements shall have no further rights or obligations thereunder.

         Section 5.2. BINDING EFFECT; NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and transferees except as set forth in Section 2.1(c), and except to the extent that the terms of this Agreement limit or otherwise restrict the transferability of any rights or obligations hereunder. The provisions of this Agreement shall be binding upon the parties hereto and their respective heirs, successors and assigns, and shall not be for the benefit of any other Person.

         Section 5.3 WAIVER AND AMENDMENT. Any party hereto may waive its rights under this Agreement at any time, and Holdings may waive its rights under this Agreement with respect to any party hereto at any time; provided that no waiver by Holdings shall operate to waive Holdings' rights under this Agreement with respect to any party hereto not named in such waiver. Any agreement on the part of any such party to any such waiver by Holdings shall be valid only if set forth in an instrument in writing signed by such party. This Agreement may be amended or waived only by a written instrument signed by (a) Holdings, (b) stockholders owning of record a majority of the then outstanding Principal Stockholder's Shares and (c) the Management Stockholders. All parties hereto shall be bound by any amendment or waiver approved as prescribed in the foregoing sentence from and after the date of the receipt of a written notice from Holdings setting forth such amendment or waiver and reciting its approval or waiver, as the case may be, whether or not shares of Common Stock held by any stockholder shall have been marked to indicate such consent.

         Section 5.4 MANAGEMENT STOCKHOLDER REPRESENTATIVE. Each of the Management Stockholders hereby appoints Zenon S. Nie (the "Management Representative") or its designee (as appointed in writing), as the agent, proxy and attorney in fact for the Management Stockholders for all purposes under this Agreement (including, without limitation, full power and authority to act on the Management Stockholders' behalf) (i) to give or receive any notices or other communications required or permitted under the terms and conditions of this Agreement (and such notice shall be deemed to have been duly given when delivered by the Management Representative pursuant to the terms of this Agreement) and (ii) to execute and deliver, should it elect to do so in its sole discretion, on behalf of the Management Stockholders, any amendment to this Agreement so long as such amendments shall apply to all parties to this Agreement, and (iii) to take all other actions to be taken by or on behalf of the Management Stockholders and exercise any and all rights which the Management Stockholders are permitted or required to do or exercise under this Agreement.

         Section 5.5 NOTICES. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally, or when deposited in the mail, if sent by registered or certified mail, return receipt requested, postage prepaid, and when received, if delivered otherwise, to the party to whom it is directed at the following addresses:

         (a)      If to Holdings, to:

                  Simmons Holdings, Inc.
                  c/o Fenway Partners, Inc.
                  152 West 57th Street
                  New York, New York  10019
                  Attn:  Richard C. Dresdale
                  Telecopy:  212-757-0609

                  with copies to:

                  Ropes & Gray
                  One International Place
                  Boston, MA  02110
                  Attn:  Lauren I. Norton, Esq.
                  Telecopy:  617-951-7050

         (b)      If to the Management Stockholders, to them at:

                  Simmons Company
                  One Concourse Parkway
                  Suite 600
                  Atlanta, GA  30328
                  Attn:  Zenon S. Nie
                  Telecopy:  770-392-2565

                  with copies to:

                  Jones Day, Reavis & Pogue
                  3500 One Peachtree Center
                  303 Peachtree Street NE
                  Atlanta, GA  30308
                  Attn:  Lizanne Thomas, Esq.
                  Telecopy:  404-581-8330

         (c)      If to the Principal Stockholder, to:

                  Simmons Holdings, LLC
                  c/o Fenway Partners, Inc.
                  152 West 57th Street
                  New York, New York  10019
                  Attn:  Richard C. Dresdale
                  Telecopy:  212-757-0609

                  with copies to:

                  Ropes & Gray
                  One International Place
                  Boston, MA  02110
                  Attn.:  Lauren I. Norton, Esq.
                  Telecopy:  617-951-7050

or at such other address as the parties hereto shall have specified by notice in writing to the other parties.

         Section 5.6 APPLICABLE LAW. The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

         Section 5.7 INTEGRATION. This Agreement, the ESOP/Investment Stockholders' Agreement and the documents referred to herein or delivered pursuant hereto, which form a part hereof, contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

         Section 5.8 DESCRIPTIVE HEADINGS. ETC. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, (a) words of any gender shall be deemed to include each other gender; (b) words using the singular or plural number shall also include the plural or singular number, respectively; and (c) references to "hereof," "herein," "hereby" and similar terms shall refer to this entire Agreement.

         Section 5.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         Section 5.10 SEVERABILITY. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect and for any reason, the validity, legality and enforceability of such provision, paragraph, word, clause, phrase or sentence in every other respect, and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof, shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         Section 5.11 TERM. This Agreement shall terminate, with respect to each Management Stockholder, on the date on which such Management Stockholder no longer holds shares of Common Stock.

         Section 5.12 INJUNCTIVE RELIEF. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that, in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall therefore be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                                                  [1998 Stockholders' Agreement]


         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first above written.


                                          SIMMONS HOLDINGS, INC.


                                          By: /s/ Zenon S. Nie
                                             ----------------------------------
                                              Name: Zenon S. Nie
                                               Title:  Chief Executive Officer


                                          SIMMONS HOLDINGS, LLC

                                          By:/s/ Richard C. Dresdale
                                             ----------------------------------
                                                Name: Richard C. Dresdale
                                                Title:  An Authorized Person

                                                  [1998 Stockholders' Agreement]


 MANAGEMENT STOCKHOLDERS AND OPTIONHOLDERS:

                                         /s/        William L. Ayers IV
                                         ------------------------------------
                                             Name: William L. Ayers IV

                                         /s/        R. Kenneth Barton
                                         ------------------------------------
                                         Name:   R. Kenneth Barton

                                         /s/        Leo T. Brennan
                                         ------------------------------------
                                         Name:   Leo T. Brennan

                                         /s/        Jonathan C. Daiker
                                         ------------------------------------
                                         Name:   Jonathan C. Daiker

                                         /s/        Roger W. Franklin
                                         ------------------------------------
                                         Name:   Roger W. Franklin

                                         /s/        James P. Maher
                                         ------------------------------------
                                         Name: James P. Maher

                                         /s/        Cleve B. Murphy
                                         ------------------------------------
                                         Name: Cleve B. Murphy

                                         /s/        Zenon S. Nie
                                         ------------------------------------
                                         Name:   Zenon S. Nie

                                         /s/        Martin R. Passaglia
                                         ------------------------------------
                                         Name: Martin R. Passaglia

                                         /s/        Gary G. Pleasant
                                         ------------------------------------
                                         Name: Gary G. Pleasant

                                         /s/        Joseph Ulicny
                                         ------------------------------------
                                         Name: Josephy Ulicny

                                         /s/        Douglas G. Applegate
                                         ------------------------------------
                                         Name:   Douglas G. Applegate

                                         /s/        Wesley H. Brinkman
                                         ------------------------------------
                                         Name: Wesley H. Brinkman

                                         /s/        James H. Brooks
                                         ------------------------------------
                                         Name:   James H. Brooks

                                                  [1998 Stockholders' Agreement]

                                         /s/        Danny E. Cantrell
                                         ------------------------------------
                                         Name:   Danny E. Cantrell

                                         /s/        Patrick Castricone
                                         ------------------------------------
                                         Name: Patrick Castricone

                                         /s/        Mark Chambless
                                         ------------------------------------
                                         Name: Mark Chambless

                                         /s/        Stephen C. Clayton
                                         ------------------------------------
                                         Name: Stephen C. Clayton

                                         /s/        Paul F. Cowie, Jr.
                                         ------------------------------------
                                         Name:   Paul F. Cowie, Jr.

                                         /s/        Andrew R. Cuppia
                                         ------------------------------------
                                         Name:   Andrew R. Cuppia

                                          /s/        Robert S. Dohm
                                         ------------------------------------
                                         Name:   Robert S. Dohm

                                         /s/        William E. Elliott
                                         ------------------------------------
                                         Name: William E. Elliott

                                         /s/        John R. Giambalvo
                                         ------------------------------------
                                         Name: John R. Giambalvo

                                         /s/        Joyce H. Glover
                                         ------------------------------------
                                         Name: Joyce H. Glover

                                         /s/        Gerald P. Grippando
                                         ------------------------------------
                                         Name: Gerald P. Grippando

                                         /s/        Robert W. Hellyer
                                         ------------------------------------
                                         Name: Robert W. Hellyer

                                         /s/        Donald J. Hofmann
                                         ------------------------------------
                                         Name: Donald J. Hofmann

                                         /s/        Ronald G. Hutchinson
                                         ------------------------------------
                                         Name:  Ronald G. Hutchinson

                                         /s/        Robert M. Katz
                                         ------------------------------------
                                         Name: Robert M. Katz

                                                  [1998 Stockholders' Agreement]

                                         /s/        Ken Kessler
                                         ------------------------------------
                                         Name: Ken Kessler

                                         /s/        Robert W. Lachenmeier
                                         ------------------------------------
                                         Name:  Robert W. Lachenmeier

                                         /s/        Paul R. Leber Jr.
                                         ------------------------------------
                                         Name:  Paul R. Leber Jr.

                                         /s/        Paul E. Messerschmitt
                                         ------------------------------------
                                         Name:  Paul E. Messerschmitt

                                         /s/        Richard M. Messner
                                         ------------------------------------
                                        Name: Richard M. Messner

                                         /s/        John Miller
                                         ------------------------------------
                                         Name: John Miller

                                         /s/        Roger E. Murray
                                         ------------------------------------
                                         Name: Roger E. Murray

                                         /s/        Gerald F. Newman
                                         ------------------------------------
                                        Name: Gerald F. Newman

                                         /s/        Hector M. O'sorio
                                         ------------------------------------
                                         Name: Hector M. O'sorio

                                         /s/        Harold M. Parsons
                                         ------------------------------------
                                         Name: Harold M. Parsons

                                         /s/        John P. Peterken
                                         ------------------------------------
                                         Name: John P. Peterken

                                         /s/        Rocco J. Poliseo
                                         ------------------------------------
                                         Name: Rocco J. Poliseo


                                         /s/        Roderick J. Saunders
                                         ------------------------------------
                                         Name:  Roderick J. Saunders

                                         /s/        Gary L. Senese
                                         ------------------------------------
                                         Name: Gary L. Senese

                                         /s/        Howard Silverstone
                                         ------------------------------------
                                         Name: Howard Silverstone

                                                  [1998 Stockholders' Agreement]


                                         /s/        Shawn J. Slattery
                                         ------------------------------------
                                         Name: Shawn J. Slattery

                                         /s/        James J. Tobin
                                         ------------------------------------
                                         Name: James J. Tobin

                                         /s/        David Woodhead
                                         ------------------------------------
                                         Name: David Woodhead

                                                     Exhibit A
                                               Stockholder Agreement


NAME OF
STOCKHOLDER
--------------------

William L. Ayers, IV

R. Kenneth Barton

Leo T. Brennan

Jonathan C. Daiker

Roger W. Franklin

James P. Maher

Cleve B. Murphy

Zenon S. Nie

Martin R. Passaglia

Gary G. Pleasant

Joseph Ulicny

Douglas G. Applegate

Wesley H. Brinkman

James H. Brooks

Danny E. Cantrell

Patrick Castricone

Mark Chambless

Stephen C. Clayton

Paul F. Cowie, Jr.

Andrew R. Cuppia

Robert S. Dohm

William E. Elliott

John R. Giambalvo

Joyce H. Glover

Gerald P. Grippando

Robert W. Hellyer

Donald J. Hofmann

Ronald G. Hutchinson

Robert M. Katz

Ken Kessler

Robert W.

Lachenmeier

Paul R. Leber Jr.

Paul E. Messerschmitt

Richard M. Messner

John Miller

Roger E. Murray

Gerald F. Newman

Hector M. O'Sorio

Harold M. Parsons

John P. Peterken

Rocco J. Poliseo

Roderick J. Saunders

Gary L. Senese

Howard  Silverstone

Shawn J. Slattery

James J. Tobin

David Woodhead